EXHIBIT 10.18



RECORDING REQUESTED BY AND
WHEN RECORDED AND/OR FILED
RETURN TO:

MAYER, BROWN, ROWE & MAW
350 South Grand Avenue
Suite 2500
Los Angeles, California  90071
Attn:  Kevin L. Shaw, Esq.

Instructions to County Recorder:
Index this document as:
(1) A deed of trust
(2) A fixture filing

================================================================================

           DEED OF TRUST WITH POWER OF SALE, ASSIGNMENT OF PRODUCTION, SECURITY AGREEMENT, FINANCING STATEMENT AND FIXTURE FILING

                                      FROM

                              CALPINE CORPORATION,
                         a Delaware corporation, Trustor
                         (Taxpayer I.D. No. 77-0212977)

                                       TO

                    CHICAGO TITLE INSURANCE COMPANY, Trustee

                                       AND

                   THE BANK OF NOVA SCOTIA, for itself and as
                               Agent, Beneficiary
                         (Taxpayer I.D. No. 13-494-1099)
                             Dated as of May 1, 2002

================================================================================


"THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS."

"THIS INSTRUMENT SECURES PAYMENT OF FUTURE ADVANCES."

"THE OIL AND GAS INTERESTS AND AS EXTRACTED COLLATERAL INCLUDED IN THE ENCUMBERED PROPERTY WILL BE FINANCED AT THE WELLHEADS OF THE WELLS LOCATED ON THE PROPERTIES DESCRIBED IN EXHIBIT A HERETO, AND THIS FINANCING STATEMENT IS TO BE FILED FOR RECORD, AMONG OTHER PLACES, IN THE REAL ESTATE RECORDS."

"THE TRUSTOR HAS AN INTEREST OF RECORD IN THE REAL ESTATE CONCERNED, WHICH IS DESCRIBED IN EXHIBIT A HERETO."

"SOME OF THE PERSONAL PROPERTY CONSTITUTING A PORTION OF THE ENCUMBERED PROPERTY IS OR IS TO BE AFFIXED TO THE PROPERTIES DESCRIBED IN EXHIBIT A HERETO, AND THIS FINANCING STATEMENT AND FIXTURE FILING IS TO BE FILED FOR RECORD, AMONG OTHER PLACES, IN THE REAL ESTATE RECORDS."

"THE  SECURED  PARTIES  ARE  NOT  SELLERS  OR  PURCHASE  MONEY  LENDERS  OF  THE
COLLATERAL."

"A POWER OF SALE HAS BEEN GRANTED IN THIS DEED OF TRUST. A POWER OF SALE MAY ALLOW THE TRUSTEE TO TAKE THE ENCUMBERED PROPERTY AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE TRUSTOR UNDER THIS DEED OF TRUST."

"NOTICE TO JUNIOR LIENHOLDERS: THE OBLIGATIONS SECURED HEREBY PROVIDE FOR THE ACCRUAL OF INTEREST WHICH MAY RESULT IN INCREASES IN THE PRINCIPAL BALANCE ABOVE THE FACE PRINCIPAL AMOUNT OF THE APPLICABLE NOTES."

           DEED OF TRUST WITH POWER OF SALE, ASSIGNMENT OF PRODUCTION, SECURITY AGREEMENT, FINANCING STATEMENT AND FIXTURE FILING

     THIS DEED OF TRUST WITH POWER OF SALE, ASSIGNMENT OF PRODUCTION, SECURITY AGREEMENT, FINANCING STATEMENT AND FIXTURE FILING, dated as of May 1, 2002, is from CALPINE CORPORATION, a Delaware corporation (herein called the "Trustor" or "Borrower"), to CHICAGO TITLE INSURANCE COMPANY, a Missouri corporation, as trustee (herein, together with any successor hereto in such capacity, called the "Trustee"), and THE BANK OF NOVA SCOTIA, a Canadian chartered bank ("Scotiabank"), for itself and as agent for the Lenders and the Lender Parties, as beneficiary (herein called the "Agent").

                            Recitals and Definitions
                            ------------------------

     Borrower, certain institutional lenders (individually, a "2002 Lender" and collectively, the "2002 Lenders") and Scotiabank have entered into a Credit Agreement, dated as of March 8, 2002 (herein, as the same may be amended, modified or supplemented from time to time, called the "2002 Loan Agreement"), pursuant to which the 2002 Lenders have agreed to make loans to Borrower and issue or cause to be issued letters of credit for the benefit of Borrower (individually, a "2002 Letter of Credit" and collectively, the "2002 Letters of Credit") in amounts not to exceed at any one time outstanding $1,600,000,000, and Borrower, to evidence its indebtedness to the 2002 Lenders under the 2002 Loan Agreement, has executed and delivered (or will execute and deliver) to the 2002 Lenders its secured promissory notes in the aggregate, original principal amount of $1,600,000,000, to mature not later than May 24, 2003 (individually, a "2002 Loan Note" and collectively, the "2002 Loan Notes"), the 2002 Loan Notes being payable to the order of the 2002 Lenders, bearing interest as provided for therein, and containing provisions for payment of attorneys' fees and acceleration of maturity in the event of default, as therein set forth.

     Borrower, certain institutional lenders (individually, an "Existing Lender" and collectively, the "Existing Lenders"; and together with the 2002 Lenders, the "Lenders") and Scotiabank have entered into a Second Amended and Restated Credit Agreement dated as of May 23, 2000 (herein, as the same may be amended, modified, or supplemented from time to time, called the "Existing Credit Agreement") pursuant to which the Existing Lenders have agreed to make loans to Borrower and issue or cause to be issued any letters of credit for the benefit of Borrower (individually, an "Existing Letter of Credit" and collectively, the "Existing Letters of Credit") in amounts not to exceed at any one time $400,000,000, and Borrower, to evidence its indebtedness to the Existing Lenders under the Existing Credit Agreement, has executed and delivered to the Existing Lenders its secured promissory notes to mature not later than May 24, 2003 (individually, an "Existing Loan Note" and collectively, the "Existing Loan Notes"), the Existing Loan Notes being payable to the order of the Existing Lenders, bearing interest as provided for therein, and containing provisions for payment of attorneys' fees and acceleration of maturity in the event of default, as therein set forth. The 2002 Loan Agreement and the Existing Credit Agreement are herein collectively called the "Credit Agreements." The 2002 Loan Notes and the Existing Loan Notes are herein individually


                                        1                        [Deed of Trust]
called a "Loan Note" and collectively called the "Loan Notes". The 2002 Letters of Credit and the Existing Letters of Credit are herein individually called a "Letter of Credit" and collectively called the "Letters of Credit".

     It is a condition precedent to the obligation of the Lenders to make Loans under the Credit Agreements, to issue or cause to be issued Letters of Credit under the Credit Agreements and to the obligations of the Agent, the Lenders or the Lender Parties (as the case may be), that the Trustor executes and delivers this instrument.

     For all purposes of this instrument, unless the context otherwise requires:

          "Affiliate" of any Person means any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any Plan (as defined in the Credit Agreements)). A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power

          (a) to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners; or

          (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

          "Agent" is defined in the Preamble of this instrument.

          "Applicable Law" means with respect to any Person or matter, any federal, state, regional, tribal or local statute, law, code, rule, treaty, convention, application, order, decree, consent decree, injunction, directive, determination or other requirement (whether or not having the force of law) relating to such Person or matter and, where applicable, any interpretation thereof by a Governmental Authority having jurisdiction with respect thereto or charged with the administration or interpretation thereof.

          "Borrower" is defined in the Preamble of this instrument.

          "Credit Agreements" is defined in the recitals to this instrument.

          "Deed of Trust" means each mortgage, deed of trust, or other real property collateral security instrument in a form reasonably satisfactory to the Agent, executed and delivered pursuant to Section 8.1.8 of the 2002 Credit Agreement, as amended, supplemented, restated or otherwise modified from time to time, including, without limitation, this instrument.

          "Encumbered Property" shall mean the properties, rights and interests hereinafter described and defined as the Encumbered Property.

          "Environmental Laws" shall mean any and all present and future United States federal, tribal, state and local laws or regulations, codes, plans, orders, decrees, directives, judgments, injunctions and lawfully imposed requirements issued, promulgated or entered thereunder relating to pollution or protection of the environment, including laws relating to reclamation of land and waterways and laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes.

          "Existing Assignment Agreement" means that certain Assignment and Security Agreement executed and delivered by Calpine Gilroy Cogen, L.P., a California limited partnership, pursuant to Section 6.1.3 of the Existing Credit Agreement, substantially in the form of Exhibit F to the Existing
     Credit Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

          "Existing Credit Agreement" is defined in the recitals to this instrument.

          "Existing Lenders" is defined in the recitals to this instrument.

          "Existing Letters of Credit" is defined in the recitals to this instrument.

          "Existing Loan Documents" means the Existing Credit Agreement, the Existing Loan Notes, the Existing Assignment Agreement, and each other relevant agreement, document or instrument (including the fee letter described in Section 3.3.2 of the Existing Credit Agreement) delivered in connection therewith.

          "Existing Loan Notes" is defined in the recitals to this instrument.

          "Fee Letter" means the fee letter agreement described in Section 3.3.2 of the 2002 Credit Agreement.

          "Governmental Authority" means any and all courts, boards, agencies, commissions, offices or authorities of any nature whatsoever for any governmental unit (federal, state, county, district, municipal, city, tribe or otherwise) whether now or hereafter in existence charged with the administration, interpretation or enforcement of any Applicable Law.

          "Guaranty" means the guaranty executed and delivered by the Guarantors pursuant to Section 6.1.3 of the 2002 Credit Agreement, substantially in the form of Exhibit H thereto, as amended, supplemented or otherwise modified from time to time.

          "Hazardous Materials Indemnity" means that certain hazardous materials undertaking and unsecured indemnity executed and delivered by the Borrower pursuant to Section 8.1.8 of the 2002 Credit Agreement, as amended, supplemented, restated or otherwise modified from time to time.

          "Hedging Agreements" means: (a) interest rate swap agreements, basis swap agreements, interest rate cap agreements, forward rate agreements, interest rate floor agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates, and (b) forward contracts, options, futures contracts, futures options, commodity swaps, commodity options, commodity collars, commodity caps, commodity floors and all other agreements or arrangements designed to protect such Person against fluctuations in the price of commodities.

          "Hedging Obligations" means with respect to any Person, all liabilities (including without limitation obligations and liabilities arising in connection with or as a result of early or premature termination of a Hedging Agreement, whether or not occurring as a result of a default thereunder) of such Person under a Hedging Agreement.

          "Hydrocarbons" means collectively, oil, gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate and all other liquid or gaseous hydrocarbons and related minerals and all products therefrom, in each case whether in a natural or a processed state.

          "Indebtedness", "Note" and "Notes" shall have the respective meanings set forth in Section 1.2 hereof.

          "Indemnification Claim" is defined in Section 3.6 of this instrument.

          "Indemnified Person" means Agent and each of the Lender Parties, and their respective employees, affiliates, agents and attorneys, and any other Person to be indemnified under this instrument.

          "Joint Operating Agreements" shall mean, with respect to the lands described in Exhibit A, the respective operating agreement burdening the lands described in Exhibit A.

          "lands described in Exhibit A" shall include the real property or other interest in any lands which are either described in Exhibit A attached hereto or the description of which is incorporated in Exhibit A by reference to an instrument or document containing in, or referring to, such a description, and shall also include any lands now or hereafter unitized or pooled with lands which are either described in Exhibit A or the description of which is incorporated in Exhibit A by reference and Fixtures and all rights, titles and interests appurtenant thereto. References to Exhibit A shall include, where applicable, Exhibit A-1 as well.

          "Leases" means any and all leases (including without limitation oil and gas leases and oil, gas and other minerals leases), surface leases or easements, subleases, licenses, concessions, operating rights or other agreements (written or verbal, now or hereafter in effect) which grant a possessory interest in and to, or the right to explore, use, lease, license, possess, produce, process, store and transport Hydrocarbons from, operate from, or otherwise enjoy, the Encumbered Property, together with all amendments, modifications, extensions and renewals thereof.

          "Legal Requirements" means (i) any and all present and future judicial decisions, statutes, rulings, rules, regulations, licenses, decisions, orders, injunctions, decrees, permits, certificates or ordinances of any Governmental Authority in any way applicable to the Trustor, or the Encumbered Property, including the ownership, use, occupancy, operation, maintenance, repair or reconstruction thereof, and any other Applicable Law enacted by any Governmental Authority relating to health or the environment, (ii) the Trustor's presently or subsequently effective Organic Documents, (iii) any and all Leases, (iv) any and all leases and other contracts (written or oral) of any nature to which the Trustor, or the Encumbered Property may be bound and (v) any and all restrictions, restrictive covenants or zoning, present and future, as the same may apply to the Encumbered Property.

          "Lender Party" or "Lender Parties" means, as the context may require, the Agent, any Lender and any Affiliate of any Lender that is an issuer under a letter of credit, and each of their respective successors, transferees and assigns.

          "Loan Documents" means the Existing Loan Documents and the 2002 Loan Documents.

          "Loan Note" is defined in the recitals to this instrument.

          "Maximum Lawful Rate" means the maximum nonusurious rate of interest that may be received, charged or contracted for under Applicable Law from time to time in effect.

          "Obligations"  means  any  and  all  of  the  covenants,   warranties,
     representations and other obligations (other than to repay the Indebtedness) made or undertaken by the Trustor or others to the Agent, the Lender Parties or others as set forth in the Credit Agreements or other Loan Documents.

          "oil and gas leases" shall include oil, gas and mineral leases, subleases and assignments thereof, operating rights, servitudes, and shall also include subleases and assignments of operating rights.

          "Operating Equipment" shall mean all surface or subsurface machinery, goods, equipment, fixtures, movable property attached to immovable property and other movable property, inventory, facilities, supplies or other property of whatsoever kind or nature (excluding drilling rigs, trucks, automotive equipment or other  property  taken  to the  premises  to  drill a well or for  other similar temporary uses) now or hereafter located on or under any of the lands described in Exhibit A which are useful for the production, gathering, treatment, processing, storage or transportation of Hydrocarbons (together with all accessions, additions and attachments to any thereof), including, but not by way of limitation, all oil wells, gas wells, water wells, injection wells, casing, tubing, tubular goods, rods, pumping units and engines, christmas trees, platforms, derricks, separators, steam generators, compressors, gun barrels, flow lines, tanks, gas systems (for gathering, treating and compression), pipelines (including gathering lines, laterals and trunklines), chemicals, solutions, water systems (for treating, disposal and injection), power plants, poles, lines, transformers, starters and controllers, supervisory control and data acquisition systems, machine shops, tools, storage yards and equipment stored therein, buildings and camps, telegraph, telephone and other communication systems, roads, boats, loading docks, loading racks and shipping facilities.

          "Organic Documents" means the Articles of Incorporation, Certificate of Incorporation, limited liability company certificate of formation and regulations or operating agreement, partnership agreement, limited partnership agreement, joint venture agreement, trust agreement or other similar documents governing the organization and operation of a business association.

          "Permits" means all authorizations, approvals, permits, variances, land use entitlements, consents, licenses, franchises and agreements issued by or entered into with any Governmental Authority now or hereafter required for all stages of exploration, developing, operating, and plugging and abandoning oil and gas wells (including, without limitation, those shown on Exhibit A) on all or any part of the lands described in Exhibit A (or any other lands any production from which, or profits or proceeds from such production, is attributed to any interest in the lands described in Exhibit A).

          "Permitted Encumbrances" means the outstanding liens, easements, building lines, restrictions, exceptions, reservations, conditions, limitations, security interests and other matters (if any) as reflected on Exhibit "B" attached hereto and the lien and security interests created by the Security Documents.

          "Person" means any natural person, corporation, partnership, limited liability company, firm, association, trust, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

          "Personalty" means all of the right, title and interest of the Trustor now owned or hereafter acquired in and to all furniture, furnishings, Equipment, machinery, Goods, General Intangibles, money, Accounts, receivables, Contract Rights, Inventory, all refundable, returnable or reimbursable fees, deposits or other funds or evidences of credit or indebtedness deposited by or on behalf of the Trustor with any Governmental Authority, agencies, boards, corporations, providers of utility services, public or private, including specifically, but without limitation, all refundable, returnable or reimbursable tap fees, utility deposits, commitment fees and development costs, and all other personal property (other than the Fixtures) of any kind or character as defined in and subject to the provisions of Article 9 of the Uniform Commercial Code, now or hereafter located upon, within or about, or used in connection with, the lands described in Exhibit A, together with all accessories, replacements and substitutions thereto or therefor and the Proceeds thereof.

          "Pledge Agreements" means the pledge agreements executed and delivered pursuant to Section 6.1.4 of the 2002 Credit Agreement, as such agreements may be amended, supplemented, restated or otherwise modified from time to time, which will be in substantially the form of Exhibit I thereto.

          "Production Sale Contracts" shall mean contracts now in effect, or hereafter entered into by the Trustor, or entered into by the Trustor's predecessors in interest, for the sale, purchase, exchange, gathering, transportation, treating or processing of Hydrocarbons produced from the lands described in Exhibit A attached hereto and made a part hereof.

          "Rents and Revenues" means all of the rents, revenues, income, proceeds, profits and other benefits paid or payable by parties to the Leases other than the Trustor for using, leasing, licensing, possessing, operating, selling or otherwise enjoying the Encumbered Property, including the proceeds from the sale of Hydrocarbons.

          "Security Documents" means the Notes, this instrument, the financing statements and any and all other instruments now or hereafter executed by the Trustor or any other person or party to evidence or secure the payment of the Indebtedness or the performance and discharge of the Obligations, as any of the foregoing may be amended, renewed or extended. Notwithstanding that the definition of Security Documents and various of the components thereof include documents that may be amended, renewed or extended, such definition shall in no way be construed to suggest that any party has agreed (or is obligated) to amend, renew or extend them.

          "2002 Assignment Agreement" means that certain Assignment and Security Agreement referred to in Section 6.1.8 of the 2002 Credit Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

          "2002 Loan Agreement" is defined in the recitals to this instrument.

          "2002 Lenders" is defined in the recitals to this instrument.

          "2002   Letters  of  Credit"  is  defined  in  the  recitals  to  this instrument.

          "2002 Loan Documents" means the 2002 Credit Agreement, the 2002 Loan Notes, the Pledge Agreements, the Guaranty, the Deeds of Trust, the 2002 Assignment Agreement, the Hazardous Materials Indemnity, the Fee Letter, and each other relevant agreement, document or instrument delivered in connection therewith.

          "2002 Loan Notes" is defined in the recitals to this instrument.

          "Taxes" means all real property and personal property taxes, production taxes, assessments, permit fees, water, gas, sewer, electricity and other utility rates and charges, charges for any easement, license or agreement maintained for the benefit of the Encumbered Property, and all other taxes, charges and assessments and any interest, costs or penalties with respect thereto, of any kind and nature whatsoever which at any time prior to or after the execution hereof may be charged, assessed, levied or imposed upon the Encumbered Property or the Rents and Revenues or the ownership, use, occupancy or enjoyment thereof.

          "Transportation Agreements" shall mean any contracts or agreements entered into from time to time by the Trustor, or entered into by the Trustor's predecessors in interest, relating to the transportation of Hydrocarbons, as any such agreement or contract may be amended, supplemented, restated or otherwise modified from time to time.

          "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect from time to time in the State of California or any other applicable state, and the terms "Accounts", "Account Debtor", "As Extracted Collateral," "Chattel Paper", "Contract Rights", "Deposit Accounts",
     "Documents", "General Intangibles", "Goods", "Equipment", "Fixtures", "Inventory", "Instruments", and "Proceeds" shall have the respective meanings assigned to such terms in the Uniform Commercial Code.

          "Water Rights" shall mean (including without limitation those described in Exhibit A hereto) all now or hereafter existing or acquired water and water rights, reservoirs and reservoir rights, ditches and ditch rights, wells and well rights, whether evidenced or initiated by permit, decree, well registration, appropriation not decreed, water court application, shares of stock or other interests in mutual ditch or reservoir companies or carrier ditch or reservoir companies or otherwise, appertaining or appurtenant to or beneficially used or useful in connection with the lands described in Exhibit A, together with all pumps, well casings, wellheads, electrical installations, pumphouses, meters, monitoring wells and systems, measuring devices, pipes, pipelines, and other structures or personal property which are or may be used to produce, regulate, measure, distribute, store, or use water from the said water and water rights, reservoirs and reservoir rights, ditches and ditch rights, wells and well rights.

     NOW, THEREFORE, the Trustor, for and in consideration of the premises and of the debts and trusts hereinafter mentioned, has granted, bargained, sold, warranted, assigned, transferred and conveyed, and by these presents does grant, bargain, sell, warrant, assign, transfer and convey unto the Trustee, IN TRUST WITH POWER OF SALE, for the use and benefit of the Agent, all the Trustor's right, title and interest, whether now owned or hereafter acquired, in and to all of the hereinafter described properties, rights and interests; and, insofar as such properties, rights and interests consist of equipment, general intangibles, accounts, as extracted collateral, chattel paper, contract rights, deposit accounts, documents, goods, instruments, inventory, fixtures, proceeds of collateral or any other personal property of a kind or character defined in or subject to the applicable provisions of the California Uniform Commercial Code (as in effect from time to time), the Trustor hereby grants to said Trustee, for the use and benefit of the Agent, a security interest therein to the full extent of the Trustor's legal and beneficial interest therein, now owned or hereafter acquired, namely:

          (1) the lands described in Exhibit A, and Leases, profit a prendre, fee, mineral, overriding royalty, royalty and other interests which are described in Exhibit A,

          (2) the presently existing and (subject to the terms of Section 6.1 hereof) hereafter arising unitization, unit operating, communitization and pooling agreements and the properties covered and the units created thereby (including, without limitation, all units formed under orders, regulations, rules, approvals, decisions or other official acts of any Governmental Authority) which are specifically described in Exhibit A or which relate to any of the properties and interests specifically described in Exhibit A,

          (3) the Hydrocarbons which are in, under, upon, produced or to be produced from or which are attributed or allocated to the lands described in Exhibit A,

          (4) the Permits,

          (5) the Production Sale Contracts,

          (6) the Joint Operating Agreements,

          (7) the Transportation Agreements,

          (8) the Hedging Agreements,

          (9) the Leases,

          (10) the Personalty,

          (11) the Rents and Revenues,

          (12) the Operating Equipment,

          (13) the Water Rights, and

          (14) without duplication of any other provision of this granting clause, Equipment, Fixtures and other Goods necessary or used in connection with, and Inventory, Accounts, As Extracted Collateral, General Intangibles, Contract Rights, Chattel Paper, Electronic Chattel Paper, Deposit Accounts, Documents, Instruments and Proceeds arising from, or relating to, the properties and other interests described in Exhibit A (including Exhibit A-1), together with any and all corrections or amendments to, or renewals, extensions or ratifications of, or replacements or substitutions for, any of the same, or any instrument relating thereto, and all accounts, contracts, contract rights, options, nominee agreements, unitization or pooling agreements, operating agreements and unit operating agreements, processing agreements, farmin agreements, farmout agreements, joint venture agreements, partnership agreements (including mining partnerships), exploration agreements, bottom hole agreements, dry hole agreements, support agreements, acreage contribution agreements, surface use and surface damage agreements, net profits agreements, production payment agreements, Hedging Agreements, insurance policies, title opinions, title abstracts, title materials and information, files, records, writings, data bases, information, systems, logs, well cores, fluid samples, production data and reports, well testing data and reports, maps, seismic, geophysical, geological and chemical data and information, interpretative and analytical reports of any kind or nature (including, without limitation, reserve studies and reserve evaluations), computer hardware and software and all documentation therefor or relating thereto (including, without limitation, all licenses relating to or covering such computer hardware, software and/or documentation), trade secrets, trademarks, service marks and business names and the goodwill of the business relating thereto, copyrights, copyright registrations, unpatented inventions, patent applications and patents, rights-of-way, franchises, bonds, easements, servitudes, surface leases, permits, licenses, tenements, hereditaments, appurtenances, concessions, occupancy agreements, privileges, development rights, condemnation awards, claims against third parties, general intangibles, rents, royalties, issues, profits, products and proceeds, whether now or hereafter existing or arising, used or useful in connection with, covering, relating to, or arising from or in connection with, any of the aforesaid items (1) through (14), inclusive in this granting clause referenced, and all other things of value and incident thereto (including, without limitation, any and all liens, lien rights, security interests and other properties, rights and interests) which the Trustor might at any time have or be entitled to, but excluding any data or contracts with respect to which mortgaging or granting of a lien or a security interest is prohibited by existing third party agreements, all the aforesaid properties, rights and interests, together with any additions thereto which may be subjected to the lien and security interest of this instrument by means of supplements hereto or otherwise, being hereinafter called the "Encumbered Property".

     Subject, however, to (i) Permitted Encumbrances (including all presently existing royalties, overriding royalties, payments out of production and other burdens which are referred to in Exhibit A and which are taken into consideration in computing any percentage, decimal or fractional interest as set forth in Exhibit A), (ii) the assignment of production contained in Article III hereof, but only insofar and so long as said assignment of production is not inoperative under the provisions of Section 3.5 hereof, and (iii) the condition that none of the Trustee, the Agent nor any of the other Lender Parties shall be liable in any respect for the performance of any covenant or obligation (including without limitation measures required to comply with Environmental Laws) of the Trustor in respect of the Encumbered Property.

     TO HAVE AND TO HOLD the Encumbered Property unto the Trustee forever to secure the payment of the Indebtedness and to secure the performance of the obligations of the Trustor herein contained.

     The Trustor, in consideration of the premises and to induce the Agent to make the loans above described, hereby covenants and agrees with both the Trustee and the Agent as follows:

                                   ARTICLE 1

                              Indebtedness Secured
                              --------------------

     1.1 Items of Indebtedness Secured. The following items of indebtedness are secured hereby:

          (a) The Loan Notes (including future advances to be made thereunder by the Agent or the Lenders), the Letter of Credit Outstandings (as defined in the Credit Agreements) and all other obligations and liabilities of Trustor under the Credit Agreements, excluding, however, the Trustor's obligations and liabilities under the Hazardous Materials Indemnity;

          (b) All indebtedness and future advances evidenced by any promissory notes evidencing any additional loans which the Agent or the Lenders may from time to time make to Trustor, if any, the Agent and the Lenders not being obligated, however, to make such additional loans;

          (c) Any sums advanced or expenses or costs incurred by the Trustees, the Agent or the Lender Parties, or by any receiver appointed hereunder, which are made or incurred pursuant to, or permitted by, the terms hereof, plus interest thereon at the rate herein specified or otherwise agreed upon, from the date of the advances or the incurring of such expenses or costs until reimbursed;

          (d) Any and all other indebtedness of Trustor or any Affiliate of Trustor to the Agent or any Lender Party now or hereafter owing, whether direct or indirect, primary or secondary, fixed or contingent, joint or several, regardless of how evidenced or arising, including without limitation, all Letters of Credit; and

          (e) Any extensions, refinancings, modifications or renewals of all such indebtedness described in subparagraphs (a) through (d) above, whether or not Trustor executes any extension agreement or renewal instrument.

     1.2 Indebtedness and the Notes Defined. All the above items of indebtedness described in subparagraphs (a) through (e) of Section 1.1 hereof are hereinafter collectively referred to as the "Indebtedness". Any promissory note evidencing any part of the Indebtedness, including, without limitation, each Loan Note, is hereinafter referred to as a "Note", and all such promissory notes are hereinafter referred to collectively as the "Notes".

                                   ARTICLE 2

                       Particular Covenants and Warranties
                       -----------------------------------
                                 of the Trustor
                                 --------------

     2.1 Payment of the Indebtedness and Performance of Obligations. The Trustor will duly and punctually pay the Indebtedness, as and when called for in the Credit Agreements and the Security Documents and on or before the due dates thereof, and will timely perform and discharge all of the Obligations (including each and every obligation owing on account of the Notes), in full and on or before the dates same are to be performed and discharged.

     2.2 Certain Representations and Warranties. The Trustor represents and warrants (and with respect to those matters set forth in the following subsections (b) and (f), as to those portions of the Encumbered Property that are operated by persons other than Trustor, Trustor makes such representations and warranty to the best of its knowledge) that

          (a) the oil and gas leases described in Exhibit A hereto are valid, subsisting leases, superior and paramount to all other oil and gas leases respecting the properties to which they pertain,

          (b) all producing wells located on the lands described in Exhibit A (including Exhibit A-1) have been drilled, operated and produced in conformity with all Applicable Laws of all Governmental Authorities having jurisdiction, and are subject to no penalties on account of past production, and such wells are in fact bottomed under and are producing from, and the well bores are wholly within, the lands described in Exhibit A or lands pooled or unitized therewith,

          (c) the Trustor, to the extent of the interest specified in Exhibit A (including Exhibit A-1), has valid and indefeasible title to each property right or interest constituting the Encumbered Property described in Exhibit A (including Exhibit A-1) and has a good and legal right to grant and convey the same to the Agent; such interest entitles Trustor to receive not less than the share of

     Hydrocarbons from such property indicated as its net revenue interest or "NRI" share of such Hydrocarbons, and obligates Trustor to pay for not more than the share of operating and other costs, liabilities and expenses associated with such property indicated as its working interest or "WI" share of such costs, liabilities and expenses,

          (d) the Encumbered Property is free from all encumbrances or liens whatsoever, except for the Permitted Encumbrances or as permitted by the provisions of Section 2.4(e) hereof,

          (e) the Trustor is not obligated, by virtue of any prepayment under any contract providing for the sale by the Trustor of Hydrocarbons which contains a "take or pay" clause or under any similar arrangement, to deliver Hydrocarbons at some future time without then or thereafter receiving full payment therefor,

          (f) the Encumbered Property is currently being operated, maintained and developed, in all material respects, in accordance with all applicable currently existing Permits, Legal Requirements and all Applicable Laws (including, without limitation, Environmental Laws),

          (g) the cover page to this instrument lists the correct legal name of the Trustor and the Trustor has not been known by any legal name different from the one set forth on the cover page of this instrument, except as set forth on Schedule I to this instrument; the Trustor is not now and has not been known by any trade name, nor has the Trustor been the subject of any merger or other corporate reorganization,

          (h) the execution, delivery and performance by the Trustor of the Security Documents and the borrowing evidenced by the Loan Notes, (i) are within the Trustor's corporate powers and have been duly authorized by the Trustor's Board of Directors, shareholders and all other requisite corporate action, (ii) have received all (if any) requisite prior governmental approval and consent in order to be legally binding and enforceable in accordance with the terms thereof, and (iii) will not violate, be in conflict with, result in a breach or constitute (with due notice or lapse of time, or both) a default under, any Legal Requirement or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the Trustor's property or assets, except as contemplated by the provisions of the Security Documents. The Security Documents constitute the legal, valid and binding obligations of the Trustor and others obligated under the terms of the Security Documents, in accordance with their respective terms, and

          (i) there are no actions, suits or proceedings pending, or to the knowledge of the Trustor threatened, against or affecting the Trustor or the Encumbered Property that could materially adversely affect the Trustor or the Encumbered Property, or involving the validity or enforceability of this instrument or the priority of the liens and security interests created by the Security

     Documents, and no event has occurred (including specifically the Trustor's execution of the Security Documents and its consummation of the Loans described therein) which will violate, be in conflict with, result in the breach of, or constitute (with due notice or lapse of time, or both) a material default under, any Legal Requirement or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the Trustor's property other than the liens and security interests created by the Security Documents.

     2.3 Further Assurances. The Trustor will warrant and forever defend the Encumbered Property unto the Trustee against every person whomsoever lawfully claiming the same or any part thereof, subject to Permitted Encumbrances, and the Trustor will maintain and preserve the lien and security interest hereby created so long as any of the Indebtedness remains unpaid. The Trustor will execute and deliver such other and further instruments and will do such other and further acts as, in the opinion of the Trustee or the Agent, may be necessary or desirable to carry out more effectually the purposes of this instrument, including, without limiting the generality of the foregoing, (i) prompt correction of any defect which may hereafter be discovered in the title to the Encumbered Property or in the execution and acknowledgment of this instrument, any Note, or any other document executed in connection herewith, and
(ii) prompt execution and delivery of all notices to parties operating, purchasing or receiving proceeds of production of Hydrocarbons from the Encumbered Property, and all division orders or transfer orders, any of which, in the opinion of the Agent, is needed in order to transfer effectually or to assist in transferring effectually to the Agent the assigned proceeds of production from the Encumbered Property.

     2.4 Operation of the Encumbered Property. So long as the Indebtedness or any part thereof remains unpaid, and whether or not the Trustor is the operator of any particular part of the Encumbered Property, the Trustor shall, at the Trustor's own expense:

          (a) Do all things necessary to keep unimpaired the Trustor's rights in the Encumbered Property and not, except in the ordinary course of business, abandon any well or forfeit, surrender or release any Lease capable of producing Hydrocarbons in paying quantities, without the prior written consent of the Agent;

          (b) Obtain and maintain all required Permits and cause the lands described in Exhibit A to be maintained, developed, protected against drainage, and operated for the production of Hydrocarbons in a good and workmanlike manner as would a prudent operator, and in accordance with generally accepted industry practices, Joint Operating Agreements, and all Applicable Laws, excepting those being contested in good faith;

          (c) Duly pay and discharge, or cause to be paid and discharged, promptly as and when due and payable, all rentals and royalties (including shut-in royalties) payable in respect of the Encumbered Property, and all expenses incurred in or arising from the operation or development of the Encumbered Property not later than the due date thereof, or the day any fine, penalty, interest or cost may be added thereto or imposed, or the day any lien may be filed, for the non-payment thereof (if such day is used to determine the due date of the respective item);

          (d) Cause the Operating Equipment to be kept in good and effective operating condition, ordinary wear and tear excepted, and all repairs, renewals, replacements, additions and improvements thereof or thereto, needful to the production of Hydrocarbons from the lands described in Exhibit A, to be promptly made;

          (e) Not, without the prior written consent of the Agent, create, place or permit to be created or placed, or through any act or failure to act, acquiesce in the placing of, or allow to remain, any mortgage, pledge, lien (statutory, constitutional or contractual), security interest, encumbrance or charge, or conditional sale or other title retention agreement, regardless of whether same are expressly subordinate to the liens of the Security Documents, with respect to all or any portion of the Encumbered Property, the Leases or the Rents and Revenues other than (1) the Permitted Encumbrances, (2) Taxes constituting a lien but not due and payable, (3) defects or irregularities in title, and liens, charges or encumbrances, which, in the Agent's reasonable opinion, are not such as to interfere materially with the development, operation or value of the Encumbered Property and not such as to affect materially title thereto, (4) those being contested by the Trustor in good faith in such manner as not to jeopardize the Trustee's and the Agent's rights in and to the Encumbered Property, (5) those liens permitted by each Section 8.2.3 of each of the Credit Agreements, and (6) those consented to in writing by the Agent;

          (f) Carry with financially sound and reputable insurance companies and in amounts satisfactory to the Agent the following insurance: (1) workmen's compensation insurance and public liability and property damage insurance in respect of all activities in which the Trustor might incur personal liability for the death of or injury to an employee or third person, or damage to or destruction of another's property; and (2) to the extent such insurance is carried by similar companies engaged in similar undertakings in the same general areas in which the Encumbered Property is located, insurance in respect of the Operating Equipment, against loss or damage by fire, lightning, hail, tornado, explosion and other similar risks, hazards, casualties and contingencies (including business interruption insurance covering loss of Rents and Revenues); provided, that any such insurance may be provided by way of self insurance to the extent that similar companies engaged in similar undertakings in the same general areas also self-insure. Each insurance policy issued in connection therewith shall provide by way of endorsements, riders or otherwise that (i) name the Agent as a loss payee on all property insurance policies and an additional insured on all liability insurance policies, and provide that proceeds will be payable to the Agent as its = interest may appear, which proceeds are hereby assigned to the Agent, it being agreed by the Trustor that such payments shall be applied A) if there be no event of default existing or which would exist but for due notice or lapse of time, or both, to the restoration, repair or replacement of the Encumbered Property, or B) if there be an event of default existing, or which would exist but for due notice or lapse of time, or both, at the option of the Agent, either for the above stated purpose or toward the payment of the Indebtedness; (ii) the coverage of the Agent shall not be terminated, reduced or affected in any manner regardless of any breach or violation by the Trustor of any warranties, declarations or conditions in such policy;
     (iii) no such insurance policy shall be canceled, endorsed, altered or reissued to effect a change in coverage for any reason and to any extent whatsoever unless such insurer shall have first given the Agent thirty (30) days prior written notice thereof; and (iv) the Agent may, but shall not be obligated to, make premium payments to prevent any cancellation, endorsement, alteration or reissuance and such payments shall be accepted by the insurer to prevent same. The Agent shall be furnished with a certificate evidencing such coverage in form and content acceptable to the Agent. All policies to be maintained under this instrument are to be issued on forms and by companies and with endorsements acceptable to the Agent. The Trustor shall maintain insurance in an amount sufficient to prevent the Trustor from becoming a co-insurer under any policy required hereunder. If the Trustor fails to maintain the level of insurance required under this instrument, then the Trustor shall and hereby agrees to indemnify the Agent to the extent that a casualty occurs and insurance proceeds would have been available had such insurance been maintained;

          (g) Furnish to the Agent as soon as possible and in any event within five (5) days after the occurrence from time to time of any change in the address of the Trustor's location (as described on the signature page hereto) or in the name of the Trustor, notice in writing of such change;

          (h) Not initiate or acquiesce in any change in any material zoning or other land use or Water Rights classification now or hereafter in effect and affecting the Encumbered Property or any part thereof;

          (i) Notify the Agent in writing as soon as possible and in any event within five (5) days after it shall become aware of the occurrence of any event of default under Section 4.1 or any event which, with notice, the passage of time or both would be such an event of default;

          (j) Appear and defend, with counsel acceptable to the Agent in its reasonable discretion, and hold the Agent harmless from, any action, proceeding or claim affecting the Encumbered Property or the rights and powers of the Agent or the Trustee under the Security Documents, and all costs and expenses incurred by the Agent in protecting its interests hereunder in such an event (including all court costs and attorneys' fees) shall be borne by the Trustor; provided, that such defense: (1) shall be provided by a lawyer or law firm listed on a schedule delivered to and approved in writing by the Agent, from time to time (the "Approved Counsel List"), and (2) if the amount in controversy in such action, proceeding or claim is in excess of $2,500,000 in actual or compensatory damages and/or liquidated damages (or is reasonably believed to exceed such amount if the demand involves unliquidated damages), such law firm shall be approved by the Agent, in its reasonable discretion, for that particular action, proceeding or claim. As to actions, proceedings or claims involving a portion of the Encumbered Property in which the Trustor or a Subsidiary of the Trustor is not the operator and with respect to which the Trustor does not have a majority net revenue interest and/or working interest, the Trustor may elect, in its reasonable judgment, to allow counsel for the operator to appear for, and defend the Trustor in such matter, in which case, selection of counsel by the operator shall not be governed by this
     Section 2.4 (j); and further provided, that nothing herein shall restrict or limit the right of the Agent or the Lenders to select its or their own counsel to defend, at the Trustor's cost and expense, any action proceeding or claim in which any of them are named as parties;

          (k) Subject to the Trustor's right to contest the same, promptly pay all Taxes legally imposed upon this instrument or upon the Encumbered Property or upon the income and profits thereof, or upon the interest of the Agent or the other Lender Parties therein; provided that the Trustor shall not be liable for taxes accruing after a transfer of the Encumbered Property following a foreclosure;

          (l) Comply with, conform to and obey, in all material respects, all present and future Legal Requirements and not use, maintain, operate, occupy, or allow the use, maintenance, operation or occupancy of, the Encumbered Property in any manner which (a) violates any present and future Legal Requirement, (b) may be dangerous unless safeguarded as required by Applicable Law, (c) constitutes a public or private nuisance or (d) makes void, voidable or cancelable, or increases the premium of, any insurance then in force with respect thereto; and

          (m) Not, without the prior written consent of the Agent, permit any of the Fixtures or Personalty to be removed at any time from the lands described in Exhibit A unless (i) the removed item is removed temporarily for maintenance and repair, (ii) if removed permanently, is replaced by an article of equal suitability and value, owned by the Trustor, free and clear of any lien or security interest except such as may be first approved in writing by the Agent or (iii) such Fixtures or Personalty are removed in connection with the plugging and abandoning of wells, or abandonment of other facilities, in each case as permitted by this instrument.

     2.5 Performance of Leases. The Trustor will: (a) duly and punctually perform and comply with any and all representations, warranties, covenants and agreements expressed as binding upon it under each of the Leases; (b) not voluntarily terminate, cancel or waive its rights or the obligations of any other party under any of the Leases; (c) use all reasonable efforts to maintain each of the Leases in force and effect during the full term thereof; and (d) appear in and defend (or cause its operator to appear in and defend) any action or proceeding arising under or in any manner connected with any of the Leases or the representations, warranties, covenants and agreements of it or the other party or parties thereto.

     2.6 Recording, etc. The Trustor will promptly, and at the Trustor's expense, record, register, deposit and file this and every other instrument in addition or supplemental hereto in such offices and places and at such times and as often as may be necessary to preserve, protect and renew the lien and security interest hereof as a first lien on and prior perfected security interest in real or personal property, as the case may be, and the rights and remedies of the Trustee, of the Agent and of the other Lender Parties, and otherwise will do and observe all things or matters necessary or expedient to be done or observed by reason of any Applicable Law, for the purpose of effectively creating, maintaining and preserving the lien and security interest hereof on and in the Encumbered Property.

     2.7 Sale or Mortgage of the Encumbered Property. Except (a) as set forth in
Section 6.1 of this instrument; (b) as permitted by each Section 8.2.10 of each of the Credit Agreements; (c) for sales of severed Hydrocarbons in the ordinary course of the Trustor's business; (d) sales of or dispositions of surplus, obsolete or worn inventory or equipment; and (e) the lien and security interest created by this instrument, the Trustor will not sell, convey, mortgage, pledge, hypothecate, pool, unitize or otherwise dispose of or encumber the Encumbered Property nor any portion thereof, nor any of the Trustor's right, title or interest therein, without first securing the written consent of the Agent; and the Trustor will not enter into any arrangement with any gas pipeline company or other consumer of Hydrocarbons regarding the Encumbered Property whereby said gas pipeline company or consumer may set off any claim against the Trustor by withholding payment for any Hydrocarbons actually delivered.

     2.8 Records, Statements and Reports. The Trustor will keep proper books of record and account in which complete and correct entries will be made of the Trustor's transactions in accordance with generally accepted accounting principles and will furnish or cause to be furnished to the Agent such information concerning the business, affairs and financial condition of the Trustor as the Agent may from time to time reasonably request. Without limiting the generality of the foregoing, the Trustor shall furnish to the Agent upon its request, but not more than every six (6) months, (a) reports prepared by an independent petroleum engineer acceptable to the Agent concerning (1) the quantity of Hydrocarbons recoverable from the Encumbered Property, (2) the projected income and expense attributable to the Encumbered Property, and (3) the expediency of any change in methods of treatment or operation of all or any wells productive of Hydrocarbons, any new drilling or development, any method of secondary recovery by repressuring or otherwise, or any other action with respect to the Encumbered Property, the decision as to which may increase or reduce the quantity of Hydrocarbons ultimately recoverable or the rate of production thereof, and (b) reports showing the gross proceeds from the sale of Hydrocarbons produced from the lands described in Exhibit A (including any thereof taken by the Trustor for the Trustor's own use), the quantity of such Hydrocarbons sold, the severance, gross production, occupation, or gathering taxes deducted from or paid out of such proceeds, the number of wells operated, drilled or abandoned, and such other information as the

Agent may reasonably request (upon request of the Agent, such reports referred to in clauses (a) and (b) above shall set forth such information on a lease or unit basis, and after the occurrence of an Event of Default, and upon the Agent's request, Trustor shall deliver the reports described in clause (b) on a monthly basis).

     2.9 Right of Entry.

          (a) Upon at least twenty-four (24) hours notice to the Trustor, the Trustor will permit the Agent, or its agents, at the cost and expense of the Trustor, to enter upon the Encumbered Property and all parts thereof, for the purpose of investigating and inspecting the condition and operation thereof, and shall permit reasonable access to the field offices and other offices (to the fullest extent that Trustor may do so under the terms of the applicable Joint Operating Agreements and other applicable agreements affecting the Encumbered Property), including the principal place of business, of the Trustor to inspect and examine the Encumbered Property and to inspect, review and reproduce as necessary any books, records, accounts, contracts or other documents of the Trustor.

          (b) Without limiting the generality of the foregoing, the Agent shall have the right (to the fullest extent that Trustor may do so under the terms of the applicable Joint Operating Agreements and other applicable agreements affecting the Encumbered Property), on twenty-four (24) hours prior notice to the Trustor, to cause such persons and entities as the Agent may designate to enter the Encumbered Property to conduct (at the cost and expense of the Trustor), or to cause the Trustor to conduct (at the cost and expense of the Trustor), such tests and investigations as the Agent deems necessary to determine whether any hazardous materials or solid waste is being generated, transported, stored, or disposed of in accordance with applicable Environmental Laws. Such tests and investigations may include, without limitation, underground borings, ground water analyses and borings from the floors, ceilings and walls of any improvements located on the Encumbered Property. This Section 2.9 shall not be construed to affect or limit the obligations of the Trustor pursuant to Section 2.4 hereof.

          (c) The Agent shall have no duty to visit or observe the Encumbered Property, or to conduct tests, and no site visit, observation or testing by the Agent (or its agents and independent contractors) shall impose any liability on the Agent or any other Lender Party, nor shall the Trustor or any other obligor be entitled to rely on any visit, observation or testing by the Agent in any respect. The Agent may, in its discretion, disclose to the Trustor or any other Person, including any Governmental Authority, any report or finding made as a result of, or in connection with, any site visit, observation or testing by the Agent. the Trustor agrees that the Agent makes no warranty or representation to the Trustor or any other obligor regarding the truth, accuracy or completeness of any such report or findings that may be so disclosed. The Trustor also acknowledges that, depending upon the results of any site visit, observation or testing by the Agent and disclosed to the Trustor, the Trustor may have a legal obligation to notify one or more Governmental Authorities of such results, that such reporting requirements are site-specific, and are to be evaluated by the Trustor without advice or assistance from the Agent.

     2.10 Taxes. Subject to the Trustor's right to contest the same, the Trustor will promptly pay all taxes, assessments and governmental charges legally imposed upon this instrument or upon the Encumbered Property, or upon the interest of the Agent therein, or upon the income and profits thereof.

     2.11 No Governmental  Approvals.  The Trustor  represents and warrants that
(a) no approval or consent of any regulatory or administrative commission or authority, or of any other governmental body, is necessary to authorize the execution and delivery of this instrument or of the Notes, or to authorize the observance or performance by the Trustor of the covenants herein or in the Notes contained, or that such approvals as are required have been obtained or will be obtained promptly and (b) the Trustor has obtained all Permits which are necessary for the operation of the Encumbered Property.

     2.12 Environmental Laws. The Trustor represents and warrants, to the best of its knowledge after due inquiry, and except as set forth in each Item 7.12 of the Disclosure Schedule (including Part B thereof) attached to each of the Credit Agreements that: the Encumbered Property is in compliance with all applicable Environmental Laws; there are no conditions existing currently which would be likely to subject the Trustor to damages, penalties, injunctive relief or cleanup costs under any Environmental Laws or assertions thereof, or which require or are likely to require cleanup, removal, remedial action or other response pursuant to Environmental Laws by the Trustor; the Trustor is not a party to any litigation or administrative proceedings, nor so far as is known by the Trustor is any litigation or administrative proceeding threatened against it, which asserts or alleges that the Trustor has violated or is violating Environmental Laws or that the Trustor is required to clean up, remove or take remedial or other responsive action due to the disposal, depositing, discharge, leaking or other release of any hazardous substances or materials; neither the Encumbered Property nor the Trustor is subject to any judgment, decree, order or citation related to or arising out of Environmental Laws and neither has been named or listed as a potentially responsible party by any governmental body or agency in a matter arising under any Environmental Laws. The Trustor has also obtained all permits, licenses or approvals required under applicable Environmental Laws which are necessary for its current exploration, use, and development activities at the Encumbered Property; and to the Trustor's knowledge after reasonable investigation all use, generation, manufacturing, release, discharge, storage, deposit, treatment, recycling or disposal of any materials on, under or at the Encumbered Property or transported to or from the Encumbered Property (or tanks or other facilities thereon containing such materials) are being and will be conducted in accordance with applicable Environmental Laws including without limitation those requiring cleanup, removal or any other remedial action.

     2.13 Corporate Status. The Trustor will continue to be duly qualified to transact business in California and each state where the conduct of its business requires it to be qualified.

                                   ARTICLE 3

                            Assignment of Production
                            ------------------------

     3.1 Assignment.

          (a) The Trustor hereby absolutely and irrevocably (a) transfers, assigns, warrants and conveys to the Agent, effective as of May 1, 2002, at 7:00 A.M., local time, all Hydrocarbons which are thereafter produced from and which accrue to the Encumbered Property, and all proceeds therefrom, and (b) gives to and confers upon the Agent the right, power and authority to collect such Hydrocarbons and proceeds. Subject to the terms of Section 3.1(b), all parties producing, purchasing or receiving any such Hydrocarbons, or having such, or proceeds therefrom, in their possession for which they or others are accountable to the Agent by virtue of the provisions of this Article III, are authorized and directed to treat and regard the Agent as the assignee and transferee of the Trustor and entitled in the Trustor's place and stead to receive such Hydrocarbons and all proceeds therefrom; and said parties and each of them shall be fully protected in so treating and regarding the Agent and shall be under no obligation to see to the application by the Agent of any such proceeds or payments received by it; provided, however, that, until the Agent shall have instructed such parties that an Event of Default has occurred and to deliver such Hydrocarbons and all proceeds therefrom directly to the Agent, such parties shall be entitled to deliver such Hydrocarbons and all proceeds therefrom directly to the Trustor. So long as no Event of Default shall have occurred, the Agent agrees that the Trustor shall be entitled to receive directly from such parties, and keep and retain, all such proceeds from the sale of such Hydrocarbons.

          (b) Upon the occurrence of an Event of Default (it being understood that the determination of the occurrence of an Event of Default by the Agent shall be conclusive and binding as to all such parties for all purposes hereof and that, at the time the Agent gives the initial instruction and notice under this Article III, such Event of Default shall then be continuing) said Hydrocarbons and products are to be delivered into pipelines connected with the oil and gas leases, or to the purchaser thereof, free and clear of all Taxes, and the proceeds from the sale of such Hydrocarbons paid in accordance with Section 3.6 of this instrument. The Trustor agrees to perform all such acts, and to execute all such further assignments, transfers and division orders, and other instruments as may be required or desired by the Agent or any party in order to have said revenues and proceeds so paid to the Agent, as and when provided in this Article III. With respect to any funds received by the Agent after notice of an Event of Default shall have been given under this Article III, the Agent is fully authorized to receive and give receipt for any such revenues and proceeds that are received by

     Agent; to endorse and cash any and all checks and drafts payable to the order of the Trustor or the Agent for the account of the Trustor received from or in connection with said revenues or proceeds and apply the proceeds thereof in accordance with Section 3.2 hereof, and to execute transfer and division orders in the name of the Trustor, or otherwise, with warranties binding the Trustor. The assignment of the Hydrocarbons and proceeds in this Section 3.1 is intended to be an absolute assignment from the Trustor to the Agent and not merely the passing of a security interest. Such Hydrocarbons and proceeds are hereby assigned absolutely by the Trustor to the Agent.

     3.2 Application of Proceeds. All payments received by the Agent pursuant to
Section 3.1 hereof shall be placed in a cash collateral account at the Agent and on the last business day of each calendar month applied as follows:

          First: To the payment and satisfaction of all costs and expenses incurred in connection with the collection of such proceeds, and to the payment of all items of the Indebtedness and the Obligations not evidenced by any Note.

          Second: To the payment of the interest on the Notes accrued to the date of such payment.

          Third: To the payment of the amounts of principal then due and owing on the Notes.

          Fourth: The balance, if any, shall either be applied on the then unmatured principal amounts of the Notes, such application to be on such of the Notes and installments thereof as the Agent may select, or, at the option of the Agent, released to the Trustor.

     3.3 Collection Upon Default. Upon the occurrence of any event of default under Section 4.1 hereof, the Agent may, at any time without notice, either in person, by agent or by a receiver appointed by a court, and without regard to the adequacy of any security for the Indebtedness, enter upon and take possession of the Encumbered Property, or any part thereof, in its own name or as agent or as attorney-in-fact for the Trustor sue for or otherwise collect such rents, issues, profits, Hydrocarbons and proceeds, including those past due and unpaid and apply the same, less costs and expenses of operation and collection, including attorneys' fees, upon any of the Indebtedness, and in such order as the Agent may determine. The collection of such rents, issues, profits, Hydrocarbons and proceeds, or the entering upon and taking possession of the Encumbered Property, or the application thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done in response to such default or pursuant to notice of default.

     3.4 No Liability of the Agent in Collecting. The Agent is hereby absolved from all liability for failure to enforce collection of any proceeds so assigned (and no such failure shall be deemed to be a waiver of any right of the Agent under this Article)
and from all other responsibility in connection therewith, except the responsibility to account to the Trustor for funds actually received.

     3.5 Assignment Not a Restriction on the Agent's Rights. Nothing herein contained shall detract from or limit the absolute obligation of the Trustor to make payment of the Indebtedness regardless of whether the proceeds assigned by this Article are sufficient to pay the same, and the rights under this Article shall be in addition to all other security now or hereafter existing to secure the payment of the Indebtedness.

     3.6 Status of Assignment. Notwithstanding the other provisions of this Article, and in addition to the other rights hereunder, the Trustee, the Agent or any receiver appointed in judicial proceedings for the enforcement of this instrument shall have the right to receive all of the Hydrocarbons herein assigned and the proceeds therefrom after the occurrence and during the continuance of any Event of Default and, in any event, after any Note or other item of Indebtedness has been declared due and payable in accordance with the provisions of Section 4.1 hereof and to apply all of said proceeds as provided in Section 3.2 hereof. Upon any sale of the Encumbered Property or any part thereof pursuant to Article V, the rents, issues, profits and Hydrocarbons thereafter produced from the property so sold, and the proceeds therefrom, shall be included in such sale and shall pass to the purchaser free and clear of the assignment contained in this Article.

     3.7 Indemnification Obligations. The following provisions shall apply to, and be deemed in each case to modify, each of the provisions of this instrument (except those set forth in Section 2.12 hereof) and the other Security Documents (except to the extent otherwise expressly provided therein) wherein the Trustor is obligated to indemnify each of the Indemnified Persons:

          (a) Trustor agrees to indemnify the Trustee and the Agent against all legal and administrative proceedings for which a claim for indemnification may be made by the Indemnified Person (herein, collectively, called "Indemnification Claims") made against or incurred by them or any of them as a consequence of the assertion, either before or after the payment in full of the Indebtedness, that they or any of them received Hydrocarbons herein assigned or the proceeds thereof claimed by third persons and the Agent and the Trustee shall have the right to defend against any such Indemnification Claims, employing attorneys therefor, and unless furnished with reasonable indemnity, they or any of them shall have the right to pay or compromise and adjust all such Indemnification Claims. The Trustor will indemnify and pay to the Trustee or the Agent any and all such amounts as may be paid in respect thereof or as may be successfully adjudged against the Trustee and the Agent or any of them. The obligations of the Trustor as hereinabove set forth in this Section 3.6 shall survive the release termination, foreclosure or assignment of this instrument or any sale hereunder.

          (b) The Trustor shall pay when due any judgments with respect to an Indemnification Claim against any of the Indemnified Persons and which are rendered by a final order or decree of a court of competent jurisdiction from which no further appeal may be taken or has been taken within the applicable appeal period. In the event that such payment is not made, any of the Indemnified Persons at its sole discretion may pay any such judgments, in whole or in part, and look to the Trustor for reimbursement pursuant to this instrument, or may proceed to file suit against the Trustor to compel such payment.

          (c) Any amount which the Trustor is obligated to pay to or for the benefit of an Indemnified Person with respect to an Indemnification Claim, but which is not paid when due, shall bear interest at the default or post maturity rate of interest provided for in the Note from the date such amount is due until such amount is paid.

                                   ARTICLE 4

                                Events of Default
                                -----------------

     4.1 Events of Default Hereunder. In case any one or more of the following "events of default" shall occur and shall not have been remedied:

          (a) default in the payment of principal of or interest on any Note, or in the payment of any other Indebtedness or in the performance and discharge of the Obligations secured hereby, when due;

          (b) the occurrence of an event of default (other than any relating to non-payment of principal of or interest on the Loan Note) under the terms and provisions of either Credit Agreement and the continuance of such event of default for the applicable period of grace, if any;

          (c) any warranty or representation made by Trustor herein shall prove to be untrue in any material respect as of the date made or deemed made; or

          (d) failure by Trustor, within the applicable period of grace, if any, to cure a default in the due performance or observance of any covenant or agreement contained in this Mortgage and not constituting a default in the payment of principal of or interest upon any Note or in the payment of any other Indebtedness;

then and in any such event the Agent, at its option, may declare the entire unpaid principal of and the interest accrued on the Notes and all other Indebtedness secured hereby to be forthwith due and payable, without any notice or demand of any kind, both of which are hereby expressly waived.

                                   ARTICLE 5

                           Enforcement of the Security
                           ---------------------------

     5.1 Acceleration Upon Default; Additional Remedies. Upon the occurrence of an event of default and declaration by the Agent of the entire unpaid principal of and the interest accrued on the Notes and all other Indebtedness secured hereby to be forthwith due and payable, the Agent may:

          (a) Commence an action to foreclose this instrument as a mortgage, appoint a receiver, or specifically enforce any of the covenants hereof.

          (b) Exercise any or all of the remedies available to a secured party under the Uniform Commercial Code of the State of California, including, but not limited to:

               (i) Either personally or by means of a court appointed receiver, take possession of all or any of the personal property constituting a part of the Encumbered Property and exclude therefrom the Trustor and all others claiming under the Trustor, and thereafter hold, store, use, operate, manage, maintain and control, make repairs, replacements, alterations, additions and improvements to and exercise all rights and powers of the Trustor in respect of such personal property or any part thereof. In the event the Agent demands or attempts to take possession of such personal property in the exercise of any rights under the Credit Agreements or any document executed in connection therewith, the Trustor promises and agrees promptly to turn over and deliver complete possession thereof to the Agent;

               (ii) Without notice to or demand upon the Trustor, make such payments and do such acts as the Agent may deem necessary to protect its security interest in such personal property, including without limitation, paying, purchasing, contesting or compromising any encumbrance, charge or lien which is prior to or superior to the security interest granted hereunder, and in exercising any such powers or authority to pay all expenses incurred in connection therewith;

               (iii) Require the Trustor to assemble such personal property or any portion thereof, at a place designated by the Agent and reasonably convenient to both parties, and promptly to deliver such personal property to the Agent, or an agent or representative designated by it. The Agent, and its agents and representatives shall have the right to enter upon any or all of the Trustor's premises and property to exercise the Agent's rights hereunder;

               (iv) Elect to treat the fixtures constituting a part of the Encumbered Property as either real property collateral or personal property collateral and then proceed to exercise such rights as apply to such type of collateral; and

               (v) Sell, lease or otherwise dispose of such personal property at public sale, with or without having such personal property at the place of sale, and upon such terms and in such manner as the Agent may determine, and the Agent may be a purchaser at any such sale.

     Unless such personal property is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Agent shall give the Trustor at least ten (10) days prior written notice of the time and place of any public sale of such personal property or other intended disposition thereof. Such notice may be mailed to the Trustor at the address set forth on the signature page(s) of this instrument.

          (c) Deliver to the Trustee a written declaration of default and demand for sale, and a written notice of default and election to cause the Trustor's interest in the Encumbered Property to be sold, which notice the Trustee or the Agent shall cause to be duly filed for record in the Official Records of the county or counties in which the Encumbered Property is located.

          (d) Any other remedy permitted to be exercised by the beneficiary of a deed of trust or a secured party or both under the laws of the State of California.

     5.2 Foreclosure By Power of Sale. Should the Agent elect to foreclose by exercise of the power of sale herein contained, the Agent shall notify the Trustee and shall deposit with the Trustee this instrument and the Notes and such receipts and evidence of expenditures made and secured hereby as the Trustee may require.

          (a) Upon receipt of such notice from the Agent, the Trustee shall cause to be recorded, published and delivered to the Trustor such Notice of Default and Election to Sell as then required by law and by this instrument. The Trustee shall, without demand on the Trustor, after lapse of such time as may then be required by law and after recordation of such Notice of Default and after Notice of Sale having been given as required by law, sell the Encumbered Property at the time and place of sale fixed by it in said Notice of Sale, either as a whole, or in separate lots or parcels or items as the Trustee shall deem expedient, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States payable at the time of sale. The Trustee shall deliver to such purchaser or purchasers thereof its good and sufficient deed or deeds conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including, without limitation, the Trustor, the Trustee or the Agent, may purchase at such sale and Trustor hereby covenants to warrant and defend the title of such purchaser or purchasers.

          (b) After deducting all costs, fees and expenses of the Trustee and of this Trust, including costs of evidence of title in connection with sale, the Trustee shall apply the proceeds of sale to payment of: all sums expended under the terms hereof, not then repaid, with accrued interest at the highest rate of interest from time-to-time accruing under and as provided in the Credit Agreements; all other sums then secured hereby and the remainder, if any, to the person or persons legally entitled thereto.

          (c) The Trustee may postpone sale of all or any portion of the Encumbered Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement or subsequently noticed sale, and without further notice make such sale at the time fixed by the last postponement, or may, in its discretion, give a new notice of sale.

     5.3  Appointment of Receiver.  If an event of default  described in Section
4.1 of this instrument shall have occurred and be continuing, the Agent, as a matter of right and without notice to the Trustor or anyone claiming under the Trustor, and without regard to the then value of the Encumbered Property or the interest of the Trustor therein, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers of the Encumbered Property, and the Trustor hereby irrevocably consents to such appointment and waives notice of any application therefor. Any such receiver or receivers shall have all the usual powers and duties of receivers in like or similar cases and all the powers and duties of the Agent in case of entry as provided in Section
5.4 of this instrument and shall continue as such and exercise all such powers until the date of confirmation of sale of the Encumbered Property unless such receivership is sooner terminated.

     5.4 Operation of the Encumbered Property by the Agent. If an event of default described in Section 4.1 of this instrument shall have occurred and be continuing, and in addition to all other rights herein conferred on the Agent, the Agent (or any person, firm or corporation designated by the Agent) shall have the right and power, but shall not be obligated, to enter upon and take possession of any of the Encumbered Property, and to exclude the Trustor, and the Trustor's agents or servants, wholly therefrom, and to hold, use, administer, manage and operate the same to the extent that the Trustor shall be at the time entitled and in its place and stead. The Agent, or any person, firm or corporation designated by the Agent, may operate the same without any liability to the Trustor in connection with such operations, except to use ordinary care in the operation of such properties, and the Agent or any person, firm or corporation designated by the Agent, shall have the right to collect, receive and receipt for all rents, issues, profits and Hydrocarbons from said properties, to make repairs, purchase machinery and equipment, conduct work-over operations, drill additional wells and to exercise every power, right and privilege of the Trustor with respect to the Encumbered Property. When and if the expenses of such operation and development (including costs of unsuccessful work-over operations or additional wells) have been paid and the Indebtedness paid, said properties shall, if there has been no sale or foreclosure, be returned to the Trustor.

     5.5 The Trustor's Waiver of Rights. The Trustor waives the benefit of all laws now existing or that hereafter may be enacted providing for (i) any appraisement before sale of any portion of the Encumbered Property, and (ii) the benefit of all laws that may be hereafter enacted in any way extending the time for the enforcement of the collection of the Notes or the debt evidenced thereby or creating or extending a period of redemption from any sale made in collecting said debt. To the full extent the Trustor may do so, the Trustor agrees that the Trustor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, and the Trustor, for the Trustor, the Trustor's heirs, devisees, representatives, successors and assigns, and for any and all persons ever claiming any interest in the Encumbered Property, to the extent permitted by law, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of election to mature or declare due the whole of the secured indebtedness and marshalling in the event of foreclosure of the liens hereby created. If any law referred to in this Section and now in force, of which the Trustor, the Trustor's heirs, devisees, representatives, successors and assigns or other person might take advantage despite this Section, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this Section. The Trustor expressly waives and relinquishes any and all rights and remedies which the Trustor may have or be able to assert by reason of the laws of the State of California pertaining to the rights and remedies of sureties.

     5.6 Remedies Not Exclusive. The Trustee and the Agent, and each of them, shall be entitled to enforce payment and performance of any Indebtedness or obligations secured hereby and to exercise all rights and powers under this instrument or under the Credit Agreements or other agreements or any laws now or hereafter in force, notwithstanding some or all of the Indebtedness and obligations secured hereby may now or hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, lien, assignment or otherwise. Neither the acceptance of this instrument nor its enforcement whether by court action or pursuant to the power of sale or other powers herein contained, shall prejudice or in any manner affect the Trustee's or the Agent's right to realize upon or enforce any other security now or hereafter held by the Trustee or the Agent, it being agreed that the Trustee and the Agent, and each of them, shall be entitled to enforce this instrument and any other security now or hereafter held by the Agent or the Trustee in such order and manner as they or either of them may in their absolute discretion determine. No remedy herein conferred upon or reserved to the Trustee or the Agent is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by the Credit Agreements or any document executed in connection therewith to the Trustee or the Agent or to which either of them may be otherwise entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by the Trustee or the Agent and either of them may pursue inconsistent remedies.

                                   ARTICLE 6

                            Miscellaneous Provisions
                            ------------------------

     6.1 Pooling and Unitization. The Trustor shall have the right, and is hereby authorized, to pool or unitize all or any part of the lands described in Exhibit A, insofar as relates to the Encumbered Property, with adjacent lands, leaseholds and other interests, when, in the reasonable judgment of the Trustor, it is necessary or advisable to do so in order to form a drilling and/or production unit to facilitate the orderly development of that part of the Encumbered Property affected thereby, or to comply with the requirements of any Applicable Law or governmental order or regulation relating to the spacing of wells or proration of the production therefrom; provided, however, that any unit so formed for the production of oil shall not substantially exceed 160 acres, and any unit so formed for the production of gas shall not substantially exceed 640 acres, unless a larger area is required to conform to an Applicable Law or governmental order or regulation relating to the spacing of wells or to obtain the maximum allowable production under any Applicable Law or governmental order or regulation relating to the proration of production therefrom; and further provided that the Hydrocarbons produced from any unit so formed shall be allocated among the separately owned tracts or interests comprising the unit in a uniform manner consistently applied. Any unit so formed may relate to one or more zones or horizons, and a unit formed for a particular zone or horizon need not conform in area to any other unit relating to a different zone or horizon, and a unit formed for the production of oil need not conform in area with any unit formed for the production of gas. Immediately after formation of any such unit, the Trustor shall furnish to the Trustee and the Agent a true copy of the pooling agreement, declaration of pooling or other instrument creating such unit, in such number of counterparts as the Trustee or the Agent may reasonably request. The interest in any such unit attributable to the Encumbered Property (or any part thereof) included therein shall become a part of the Encumbered Property and shall be subject to the lien hereof in the same manner and with the same effect as though such unit and the interest of the Trustor therein were specifically described in Exhibit A. The Trustor may enter into pooling or unitization agreements not hereinabove authorized only with the prior written consent of the Agent, which consent shall not be unreasonably withheld.

     6.2 No Liability. The Trustee and the Agent shall not be liable for any error of judgment or act done by the Trustee and the Agent in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for their negligence or bad faith. The Trustee and the Agent shall not be personally liable in case of entry by them, or anyone entering by virtue of the powers herein granted them, upon the Encumbered Property for debts contracted or liability or damages incurred in the management or operation of the Encumbered Property. the Trustee and the Agent shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by them hereunder, believed by them in good faith to be genuine. The Trustee shall be entitled to reimbursement for expenses incurred by them in the performance of their duties hereunder and to reasonable compensation for such of their services hereunder as shall be rendered.

Trustor will, from time to time, pay the compensation due to the Trustee and the Agent hereunder and reimburse the Trustee and the Agent for, and save them harmless against, any and all liability and expenses which may be incurred by them in the performance of their duties.

     6.3 Successor Trustees. Any Trustee may resign in writing addressed to the Agent or be removed at any time with or without cause by an instrument in writing duly executed by the Agent. In case of the resignation or removal of a Trustee, one or more successor Trustees may be appointed by the Agent by instrument of substitution complying with any applicable requirements of law, and in the absence of any such requirement without formality other than appointment and designation in writing. Such appointment and designation shall be full evidence of the right and authority to make the same and of all facts therein recited, and upon the making of any such appointment and designation this conveyance shall vest in the named successor Trustee or Trustees all the estate and title of the prior Trustee in all of the Encumbered Property, and he or they shall thereupon succeed to all the rights, powers, privileges, immunities and duties hereby conferred upon the prior Trustee. All references herein to the Trustee shall be deemed to refer to the Trustee from time to time acting hereunder.

     6.4 Actions or Advances by the Agent or the Trustee. Each and every covenant herein contained shall be performed and kept by the Trustor solely at the Trustor's expense. If the Trustor, following notice and demand for performance from the Agent or the Trustee but without prejudice to the Agent's rights under Articles IV and V hereof, shall fail to perform or keep any of the covenants of whatsoever kind or nature contained in this instrument, the Agent, or the Trustee or any receiver appointed hereunder, may, but shall not be obligated to, take action and/or make advances to perform the same in the Trustor's behalf, and the Trustor hereby agrees to repay the expense of such action and such advances upon demand plus interest at an annual rate equal to the Alternate Base Rate (as defined in the Credit Agreements) of interest from time to time accruing on the Notes plus the Applicable Margin (as defined in the Credit Agreements) plus two percent (2%) until paid or, in the event any promissory note evidences such indebtedness, upon the terms and conditions thereof. No such advance or action by the Agent, the Trustee or any receiver appointed hereunder shall be deemed to relieve the Trustor from any default hereunder.

     6.5 Defense of Claims. The Trustor will notify the Agent, in writing, promptly of the commencement of any legal proceedings affecting the lien and security interest hereof or the Encumbered Property, or any part thereof, and will take such action, employing attorneys as set forth in Section 2.4 (j), as may be necessary or appropriate to preserve the Trustor's, the Trustee's and the Agent's rights affected thereby and/or to hold harmless the Trustee and the Agent in respect of such proceedings; and should the Trustor fail or refuse to take any such action, the Trustee or the Agent may, upon giving prior written notice thereof to the Trustor, take such action in behalf and in the name of the Trustor and at the Trustor's expense. Moreover, the Agent or the Trustee on behalf of the Agent, may take such independent action in connection therewith as the Agent may in its discretion deem proper, the Trustor hereby agreeing that all sums advanced or all expenses incurred in such actions plus interest at an annual rate equal to the Alternate Base Rate (as defined in the Credit Agreements) of interest from time to time accruing on the Loan Note plus the Applicable Margin (as defined in the Credit Agreements) plus two percent (2%) until paid, will, on demand, be reimbursed, as appropriate, to the Agent, the Trustee or any receiver appointed hereunder or under Applicable Law. The obligations of the Trustor as hereinabove set forth in this Section 6.3 shall survive the release, termination, foreclosure or assignment of this instrument or any sale hereunder.

     6.6 Trustee's Powers. At any time, or from time to time, without liability therefor and without notice, upon written request of the Agent and presentation of this instrument and the Notes secured hereby for endorsement, and without affecting the Trustor's personal liability or the effect of this instrument upon the remainder of the Encumbered Property, the Trustee may (a) reconvey any part of the Encumbered Property, (b) consent in writing to the making of any map or plat thereof, (c) join in granting any easement thereon, or (d) join in any extension agreement or any agreement subordinating the lien or security interest hereof.

     6.7 Agent's Powers. Without affecting the liability of any other person liable for the payment of the Indebtedness herein mentioned, and without affecting perfection or priority of the lien or security interest of this instrument against or in any portion of the Encumbered Property not then or theretofore released as security for the full amount of all unpaid obligations, the Agent may, from time to time and without notice (a) release any person so liable, (b) extend the maturity or alter any of the terms of any such obligation, (c) grant other indulgences, (d) release or reconvey, or cause to be released or reconveyed at any time at the Agent's option, any parcel, portion or all of the Encumbered Property, (e) take or release any other or additional security for any obligation herein mentioned, or (f) make compositions or other arrangements with debtors in relation thereto.

     6.8 Reconveyance by the Trustee. Upon written request of the Agent stating that all sums secured hereby have been paid, and upon surrender of this instrument and the Notes to the Trustee for cancellation and retention and upon payment by the Trustor of the Trustee's fees, the Trustee shall reconvey to the Trustor, or the person or persons legally entitled thereto, without representation or warranty, any portion of the Encumbered Property then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in any reconveyance may be described as "the person or persons legally entitled thereto".

     6.9 Effect of Partial Release or Reconveyance. If there is a partial release or reconveyance by the Trustee of any portion of the Encumbered Property, the Trustee and the Agent may look to the remainder of the Encumbered Property as security for the full payment of the Notes and all other Indebtedness secured by this instrument.

     6.10 Subrogation. To the extent that proceeds of the Indebtedness are owed to pay any outstanding lien, charge or prior encumbrance against the Encumbered Property, such proceeds have been or will be advanced by the Agent at the Trustor's request and the Agent shall be subrogated to any and all rights and liens owed by any owner or holder of such outstanding liens, charges and prior encumbrances, irrespective of whether said liens, charges or encumbrances are released.

     6.11 No Merger. If both the lessor's and lessee's estates under any lease or any portion thereof which constitutes a part of the Encumbered Property shall at any time become vested in one owner, this instrument and the lien and security interest created hereby shall not be destroyed or terminated by application of the doctrine of merger and, in such event, the Agent shall continue to have and enjoy all of the rights and privileges of the Agent as to the separate estates. In addition, upon the foreclosure of the lien and security interest created by this instrument on the Encumbered Property pursuant to the provisions hereof, any leases or subleases then existing and created by the Trustor shall not be destroyed or terminated by application of the law of merger or as a matter of law or as a result of such foreclosure unless the Agent or any purchaser at any such foreclosure sale shall so elect. No act by or on behalf of the Agent or any such purchaser shall constitute a termination of any lease or sublease unless the Agent or such purchaser shall give written notice thereof to such tenant or subtenant.

     6.12 Renewals, Amendments and Other Security. Renewals and extensions of the Indebtedness and modifications of any kind of the Obligations may be given at any time and amendments may be made to agreements with third parties relating to any part of such Indebtedness or the Trustee and the Agent may take or may now hold other security for the Indebtedness, all without notice to or consent of the Trustor. If an event of default described in Section 4.1 of this instrument shall have occurred and be continuing, amendments may be made to agreements relating to any part of the Indebtedness or the Encumbered Property without notice to or consent of the Trustor. The Trustee or the Agent may resort first to such other security or any part thereof or first to the security herein given or any part thereof, or from time to time to either or both, even to the partial or complete abandonment of either security, and such action shall not be a waiver of any rights conferred by this instrument, which shall continue as a first lien upon and prior perfected security interest in the Encumbered Property not expressly released until the Notes and all other Indebtedness secured hereby are fully paid.

     6.13 Construction of this Instrument as an Assignment, etc. This instrument shall be deemed to be and may be enforced from time to time as an assignment, chattel mortgage, contract, deed of trust, financing statement, real estate mortgage, or security agreement, and from time to time as any one or more thereof.

     6.14 Limitation on Interest. It is the intent of the Trustor and the Agent in the execution of this instrument and the Notes and all other instruments securing payment of the Notes to contract in strict compliance with the usury laws of the State of California and any other jurisdiction whose laws may govern the loan(s) evidenced by the Notes. In furtherance thereof, the Agent and the Trustor stipulate and agree that none of the terms and provisions contained in the Credit Agreements or any document executed in connection therewith shall ever be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate in excess of the maximum interest rate permitted to be charged by the laws of the State of California or any other jurisdiction whose laws may govern the loans evidenced by the Notes. The Trustor or any guarantor, endorser or other party now or hereafter becoming liable for the payment of the Notes shall never be liable for unearned interest on the Notes and shall never be required to pay interest on the Notes at a rate in excess of the maximum interest that may be lawfully charged under the laws of the State of California or any other jurisdiction whose laws may govern the loans evidenced by the Notes and the provisions of this Section shall control over all other provisions of the Notes and any other instrument executed in connection herewith which may be in apparent conflict herewith. In the event any holder of the Notes shall collect monies which are deemed to constitute interest which would otherwise increase the effective interest rate on the Notes to a rate in excess of that permitted to be charged by the laws of the State of California or any other jurisdiction whose laws may govern the loans evidenced by the Notes, all such sums deemed to constitute interest in excess of the legal rate shall be immediately returned to the Trustor upon such determination.

     6.15 Unenforceable Provisions. If any provision hereof or of the Notes is invalid or unenforceable in the State of California or otherwise, the other provisions hereof or of the Notes shall remain in full force and effect, and the remaining provisions hereof shall be liberally construed in favor of the Trustee and the Agent in order to effectuate the provisions hereof.

     6.16 Waiver by the Agent. Any and all covenants in this instrument may from time to time by instrument in writing signed by the Agent be waived to such extent and in such manner as the Agent may desire, but no such waiver shall ever affect or impair either the Trustee's or the Agent's rights or liens or security interests hereunder, except to the extent specifically stated in such written instrument.

     6.17 Successors and Assigns. This instrument is binding upon the Trustor, the Trustor's successors and assigns, and shall inure to the benefit of the Trustee, its successors, and the Agent, its successors and assigns, and the provisions hereof shall likewise be covenants running with the land.

     6.18 Article and Section Headings. The article and section headings in this instrument are inserted for convenience of reference and shall not be considered a part of this instrument or used in its interpretation.

     6.19 Execution in Counterparts. This instrument may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which are identical, except that, to facilitate recordation or filing, in any particular counterpart portions of Exhibit A hereto which describe properties situated in counties other than the county in which such counterpart is to be recorded or filed may have been omitted.

     6.20 Special Filing as Financing Statement. This instrument shall likewise be a security agreement and a financing statement. This instrument shall be filed for record, among other places, in the real estate records of each county in which any part of the real property covered by the oil and gas leases described in Exhibit A hereto is situated, and, when filed in such counties shall be effective as a financing statement covering fixtures located on oil and gas properties, which oil and gas properties (and accounts arising therefrom) are to be financed at the wellheads of the wells located on the real property described in Exhibit A hereto. A portion of the goods encumbered hereby are, or are to become, fixtures as that term is defined in Section 9313 of the Uniform Commercial Code of the State of California. At the option of the Agent, a carbon, photographic or other reproduction of this instrument or of any financing statement covering the Encumbered Property or any portion thereof shall be sufficient as a financing statement and may be filed as such.

     6.21 Notices. Any notice, request, demand or other instrument which may be required or permitted to be given or served upon the Trustor pursuant to this instrument shall be sufficiently given and deemed given when mailed by first-class mail, addressed to the Trustor at the address shown below the signatures at the end of this instrument or to such different address as the Trustor shall have designated by written notice received by the Agent.

     6.22 Request for Notice. The Trustor hereby requests a copy of any notice of default and that any notice of sale hereunder be mailed to it at the address set forth on the signature page(s) of this instrument.

     6.23 Statements by the Trustor. The Trustor, within ten (10) days after being given notice by mail, will furnish to the Agent a written statement stating the unpaid principal of and interest on the Notes and any other amounts secured by this instrument and stating whether any offset or defense exists against such principal and interest.

     6.24 Acceptance by the Trustee. The Trustee accepts this Trust when this instrument, duly executed and acknowledged, is made a public record as provided by law.

     6.25 Release and Waiver. The Trustor hereby waives and releases any and all rights of contribution, reimbursement or indemnity it has or may hereafter have against the Trustee and/or the Agent arising from or relating to this instrument and/or the Encumbered Property, including without limitation claims or liabilities  relating to  Environmental  Laws.  Notwithstanding  anything to the contrary set forth in this instrument or any other Loan Document, the obligations and liabilities of the Trustor under and pursuant to the Hazardous Materials Undertaking and Unsecured Indemnity are not secured by this instrument.

     6.26 No Partnership. Nothing contained in this instrument is intended to, or shall be construed as, creating to any extent and in any manner whatsoever, any partnership, mining partnership, joint venture, or association among the Trustor, the Trustee and the Agent, or in any way as to make the Agent or the Trustee co-principals with the Trustor with reference to the Encumbered Property, and any inferences to the contrary are hereby expressly negated.

     6.27 Conflict with the Agreement. In the case of irreconcilable conflict between the provisions of this instrument and those of either Credit Agreement, the provisions of the applicable Credit Agreement shall control.

     6.28 The Agent as Agent. As described above, certain Affiliates of the Agent or a Lender, are or may become parties to certain Hedging Agreements with the Trustor and/or Affiliates of the Trustor. This instrument secures the obligations of the Trustor and such Affiliates, as the case may be, under such Hedging Agreements, and the parties acknowledge for all purposes that the Agent acts for itself and as agent on behalf of such Affiliates of the Agent or any Lender which are so entitled to share in the rights and benefits accruing to the Agent under this instrument in respect of the Encumbered Property.

     IN WITNESS WHEREOF, the Trustor has executed or caused to be executed this Deed of Trust with Power of Sale, Assignment of Production, Security Agreement, Financing Statement and Fixtures Filing on the day, month and year first above written.

                               TRUSTOR AND DEBTOR


                                       CALPINE CORPORATION, a Delaware
                                       corporation



                                       By:______________________________________
                                          Title: _______________________________
                                          Printed Name: ________________________






The name and mailing address of the Trustor and Debtor is:

Calpine Corporation
1000 Louisiana Street, Suite 800
Houston, TX 77002


                                                              [CA Deed of Trust]

                          BENEFICIARY AND SECURED PARTY
                          -----------------------------


                                       THE BANK OF NOVA SCOTIA, as Agent



                                       By:______________________________________
                                          Title:  Managing Director
                                          Printed Name:  Jon Burckin





The name and mailing address of the Secured Party and Beneficiary is:

The Bank of Nova Scotia, as Agent
580 California Street
Suite 2100
San Francisco, CA 94104






The mailing address of the additional Secured Party, Chicago Title Insurance Company, as Trustee, is:

Chicago Title Insurance Company
5300 California Avenue
Bakersfield, California 93309
Attention:


                                                              [CA Deed of Trust]

                                   CALIFORNIA
                                 ACKNOWLEDGMENT

STATE OF _____________________)

COUNTY OF ____________________)


On __________________ before me, __________________________,  a Notary Public in and for said County and State, personally appeared __________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

(SEAL)

         Signature:________________________
                   Notary Public


                                                              [CA Deed of Trust]

                                   CALIFORNIA
                                 ACKNOWLEDGMENT

STATE OF _____________________)

COUNTY OF ____________________)


On __________________ before me, __________________________,  a Notary Public in and for said County and State, personally appeared Jon Burckin, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

(SEAL)

         Signature:________________________
                   Notary Public


                                                              [CA Deed of Trust]

                 SCHEDULE I To Deed Of Trust With Power Of Sale,
                  Assignment Of Production, Security Agreement,
                     Financing Statement And Fixture Filing,
                             Dated May 1, 2002, From
                  Calpine Corporation, A Delaware Corporation ,
                                   As Trustor
                                       To
                  Chicago Title Insurance Company, As Trustee,
                   And The Bank Of Nova Scotia, As Beneficiary



                           Prior Names of the Trustor
                           --------------------------


Calpine Natural Gas Company L.P.
TGX Corporation
Sheridan Energy, Inc.
Sheridan California Energy, Inc.
Calpine Natural Gas California, Inc.
Calpine Natural Gas Company
Michael Petroleum Corporation

                 EXHIBIT A To Deed Of Trust With Power Of Sale,
                  Assignment Of Production, Security Agreement,
                     Financing Statement And Fixture Filing,
                             Dated May 1, 2002, From
                  Calpine Corporation, A Delaware Corporation ,
                                   As Trustor
                                       To
                  Chicago Title Insurance Company, As Trustee,
                   And The Bank Of Nova Scotia, As Beneficiary

                               List of Properties
                               ------------------

1. Depth limitations, unit designations, unit tract descriptions and descriptions (including percentages, decimals or fractions) of undivided leasehold interests, well names, "Operating Interests", "Working Interests" and "Net Revenue Interests" contained in this Exhibit A and the listing of any percentage, decimal or fractional interest in this Exhibit A shall not be deemed to limit or otherwise diminish the interests being subjected to the lien, security interest and encumbrance of this instrument.

2. Some of the land descriptions in this Exhibit A may refer only to a portion of the land covered by a particular lease. This instrument is not limited to the land described in Exhibit A but is intended to cover the entire interest of the Trustor in any lease described in Exhibit A even if such interest relates to land not described in Exhibit A. Reference is made to the land descriptions contained in the documents of title recorded as described in this Exhibit A. To the extent that the land descriptions in this Exhibit A are incomplete, incorrect or not legally sufficient, the land descriptions contained in the documents so recorded are incorporated herein by this reference.

3. References in Exhibit A to instruments on file in the public records are made for all purposes. Unless provided otherwise, all recording references in Exhibit A are to the official real property records of the county or counties in which the encumbered property is located and in which records such documents are or in the past have been customarily recorded, whether Deed Records, Oil and Gas Records, Oil and Gas Lease Records, Official Records or other records.

4. A statement herein that a certain interest described herein is subject to the terms of certain described or referred to agreements, instruments or other matters shall not operate to subject such interest to any such agreement, instrument or other matter except to the extent that such agreement, instrument or matter is otherwise valid and presently subsisting nor shall such statement be deemed to constitute a recognition by the parties hereto that any such agreement, instrument or other matter is valid and presently subsisting.

                                                       [Do not detach this page]

                 EXHIBIT B To Deed Of Trust With Power Of Sale,
                  Assignment Of Production, Security Agreement,
                     Financing Statement And Fixture Filing,
                             Dated May 1, 2002, From
                  Calpine Corporation, A Delaware Corporation ,
                                   As Trustor
                                       To
                  Chicago Title Insurance Company, As Trustee,
                   And The Bank Of Nova Scotia, As Beneficiary


                             Permitted Encumbrances
                             ----------------------

          All initially-capitalized terms used in this Exhibit B, whether or not defined in this instrument, shall have the meanings given such terms in the Credit Agreements.

     (a) Liens securing payment of the Obligations granted pursuant to any Loan Document and Liens securing payment of the obligations granted pursuant to the loan documents relating to the Existing Credit Agreement;

     (b) Liens granted prior to the Effective Date to secure payment of Indebtedness of the type permitted and described in clause (a) of Section 8.2.2 of the Credit Agreements;

     (c) Liens granted to secure payment of Indebtedness of the type permitted and described in clause (b) of Section 8.2.2 of the Credit Agreements where recourse is limited as described in clause (b) of Section 8.2.2 of the Credit Agreements;

     (d) Liens for taxes, assessments or other governmental charges or levies not at the time delinquent or thereafter payable without penalty or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

     (e) Liens of carriers, warehousemen, mechanics, materialmen and landlords incurred in the ordinary course of business for sums not overdue or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

     (f) Liens incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds;

     (g) judgment Liens in existence less than 15 days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full (subject to a customary deductible) by insurance maintained with responsible insurance companies;

     (h) Liens granted to secure payment of Indebtedness of the type permitted and described in clauses (e) and (g) of Section 8.2.2 of the Credit Agreements where recourse is limited as described in clauses (e) or (g), as applicable, of
Section 8.2.2 of the Credit Agreements;

     (i) Zoning restrictions, easements, rights of way, title irregularities and other similar encumbrances which alone or in the aggregate do not materially detract from the value of the property subject thereto;

     (j) Liens on the property or assets of any Subsidiary of the Borrower in favor of the Borrower;

     (k) Banker's Liens and similar Liens (including set-off rights) in respect of bank deposits;

     (l) Landlord's Liens and similar Liens in respect of leased property;

     (m) Liens securing Attributable Debt with respect to outstanding leases entered into pursuant to Sale/Leaseback Transactions so long as, with respect to Sale/Leaseback Transactions closing after January 1, 2002, the amount thereof does not exceed 10% of the consolidated tangible assets of the Borrower and its Subsidiaries; and

     (n) Liens incurred in connection with the extension, renewal or refinancing of Indebtedness secured by Liens permitted and described in clauses (b), (c) and
(h) of Section 8.2.3 of the Credit Agreements; provided, however, that (x) such new Lien shall be limited to all or part of the same property that secured the original Lien and (y) the Indebtedness secured by such Lien at such time is not increased (other than by an amount necessary to pay fees and expenses, including premiums, related to the refinancing, refunding, extension, renewal or replacement of such Indebtedness); provided, further, that the limitations set forth in this clause (n) shall not apply to Liens which are otherwise permitted under Section 8.2.3 of the Credit Agreements, even if such Liens secure Indebtedness issued to repay or refinance existing Indebtedness permitted and described in clauses (b), (c) and (h) of Section 8.2.3 of the Credit Agreements.


                                      B-2